UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 23, 2018 (April 20, 2018)

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2018, Henry Schein, Inc. (the “Company”) announced that it had entered into definitive agreements with HS Spinco, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Spinco”), and Direct Vet Marketing, Inc. (d/b/a Vets First Choice), a Delaware corporation (“DVM”), as part of a Reverse Morris Trust transaction pursuant to which, subject to the terms and conditions set forth in certain definitive agreements described below, (i) the Company will contribute the assets and entities comprising its animal health business (the “Spinco Business”) to Spinco, (ii) in exchange for the contribution to Spinco of the Spinco Business, Spinco will issue to the Company shares of common stock, par value $0.01 per share, of Spinco (the “Spinco Common Stock”), (iii) Spinco will pay to the Company the Special Dividend (as defined below), the Additional Special Dividend (if applicable) (as defined below), and the Intercompany Debt Repayment (as defined below), (iv) the Company will subsequently distribute to its stockholders all of the shares of Spinco Common Stock held by the Company (the “Distribution”), and (v) immediately after the Distribution, HS Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Spinco (“Merger Sub”), will merge with and into DVM (the “Merger”), with DVM surviving the merger as a wholly owned subsidiary of Spinco (collectively, the “Transactions”). Upon consummation of the Transactions, on a fully-diluted basis, the stockholders of the Company will own approximately 63% of the outstanding shares of Spinco Common Stock and the then former stockholders of DVM will own approximately 37% of the outstanding shares of Spinco Common Stock, subject to certain adjustments.

The definitive agreements entered into by the parties include (i) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 20, 2018, by and among the Company, Spinco, Merger Sub, DVM and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the DVM stockholders (the “DVM Stockholder Representative”), (ii) a Contribution and Distribution Agreement (the “Distribution Agreement”), dated as of April 20, 2018, by and among the Company, Spinco, DVM and, solely for the purposes of certain articles set forth therein, the DVM Stockholder Representative, and (iii) an Employee Matters Agreement (the “Employee Matters Agreement”), dated as of April 20, 2018, by and among the Company, Spinco and DVM.

In connection with the Transactions, the Company, Spinco, DVM and, in some cases, the DVM Stockholder Representative, will be entering into additional agreements, including:

•	a Tax Matters Agreement, which will govern the respective rights, responsibilities and obligations of the Company, Spinco and DVM after the consummation of the Transactions with respect to tax liabilities, tax attributes, the preparation and filing of tax returns, tax contests, preservation of the intended tax treatment of the transactions and certain other tax matters; and

•	a Transition Services Agreement, pursuant to which the Company will provide certain services to Spinco, and Spinco will provide certain services to the Company, that are in each case transitional in nature, for a specified period of time following the Distribution.

Distribution Agreement

Pursuant to the Distribution Agreement, and subject to the terms and conditions set forth therein, the Company will contribute the Spinco Business to Spinco and will subsequently separate Spinco from the Company in a spin-off by distributing to its stockholders all of the shares of Spinco Common Stock held by the Company.

In order to effect these transactions, the Company will engage in a series of preliminary restructuring transactions that will result in, subject to certain exceptions, (i) the transfer to Spinco and its subsidiaries of all assets that primarily relate to the Spinco Business, (ii) the transfer to and assumption by Spinco and its subsidiaries of certain liabilities of the Company and its subsidiaries relating to the Spinco Business, and (iii) the contribution by the Company to Spinco of all of the ownership interests held by the Company in certain subsidiaries of the Company engaged in the Spinco Business. On the date of the Distribution, each stockholder of the Company holding shares of Company Common Stock, as of a record date to be determined by the Company’s board of directors, will be entitled to receive, in respect of each such share, a pro rata portion of the aggregate number of shares of Spinco Common Stock held by the Company as of the time of the Distribution.

Prior to the Distribution, the Company will receive from Spinco (i) a payment of a special dividend in an amount as determined by the Company in its reasonable discretion (the “Special Dividend”); provided however, the sum of the Special Dividend and the amount of the Intercompany Debt Repayment (as defined below), will in no event be greater than $1,200,000,000, and (ii) in certain specified circumstances, an additional cash dividend in an amount up to $50,000,000 (the “Additional Special Dividend”). The Special Dividend and the Additional Special Dividend (if applicable) are expected to be, in each case, funded with a portion of the proceeds of the Spinco Financing (as defined below) and cash of the Spinco Business.

The Distribution Agreement provides that the Distribution is subject to the satisfaction or waiver of certain conditions, including, among others, (i) the payment of the Special Dividend and the Additional Special Dividend, if applicable, to the Company and the effectuation of the Intercompany Debt Repayment, (ii) the procurement by Spinco of certain material licenses and permits necessary to operate the Spinco Business following the Effective Time, if the failure to obtain any such material licenses or permits would cause a condition to DVM’s obligation to consummate the Merger not to be satisfied, and (iii) the satisfaction or waiver of the conditions in the Merger Agreement.

The foregoing description of the Distribution Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Distribution Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Merger Agreement

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into DVM, with DVM as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, DVM will become a direct wholly owned subsidiary of Spinco. The Merger will occur immediately following the Distribution. At the effective time of the Merger, each outstanding share of DVM common stock will be converted into the right to receive a certain number of shares of Spinco Common Stock, such that, upon consummation of the Merger, on a fully-diluted basis, the stockholders of the Company will own approximately 63%, and the former stockholders of DVM will own approximately 37%, of the outstanding shares of Spinco Common Stock, subject to certain adjustments.

The consummation of the Merger is subject to certain customary conditions, including, among others: (i) approval of the Merger by the requisite vote of DVM’s stockholders; (ii) the consummation of the transactions contemplated by and in accordance with the Distribution Agreement; (iii) the effectiveness of the registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and the approval for listing on the Nasdaq Global Select Market (or such other stock exchange as mutually agreed to by the parties) of the Spinco Common Stock to be distributed in the Distribution and issued in the Merger; (iv) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (v) the Special Dividend and, if applicable, the Additional Special Dividend, having been paid to the Company and the repayment of certain outstanding intercompany debt owed by Spinco and its subsidiaries to the Company and its subsidiaries (the “Intercompany Debt Repayment”); (vi) the Company board of directors’ receipt of a solvency and surplus opinion of a nationally recognized investment banking or appraisal firm; (vii) no “material adverse effect” having occurred with respect to DVM or Spinco, as defined in the Merger Agreement; (viii) subject to certain exceptions, the accuracy of representations and warranties; and (ix) receipt of customary tax opinions from counsel.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants providing that (i) the Company and Spinco will conduct the Spinco Business, and DVM will conduct its business, in the ordinary course, between the execution of the Merger Agreement and the consummation of the Merger, (ii) the parties will use their reasonable best efforts to obtain required regulatory approvals, (iii) the parties will not solicit any employee of the other party, subject to customary exceptions, for 18 months after the closing of the Merger and (iv) the Company will not, subject to certain customary exceptions, engage in a business that competes with certain aspects of the Spinco Business for a period of three years after the closing of the Merger. Each party is also subject to restrictions on its ability to solicit alternative acquisition proposals with respect to the Spinco Business and DVM’s business, respectively.

The Merger Agreement contains certain termination rights for both the Company and DVM, including the right of either party to terminate the Merger Agreement if the Merger does not occur within 15 months after the date of the Agreement and the right of the Company to terminate the Merger Agreement if the required approvals from DVM stockholders are not obtained.

The foregoing description of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.2 hereto and is incorporated herein by reference.

The Merger Agreement and the above description thereof have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company, Spinco or DVM or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement (subject to certain exceptions), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that it includes in reports, statements and other filings it makes with the SEC.

Employee Matters Agreement

The Employee Matters Agreement governs the allocation of assets and liabilities with respect to certain employee compensation and benefit plans and programs, and responsibilities relating to other employment matters related to the Transactions.

The Employee Matters Agreement provides that Spinco and its subsidiaries generally will be responsible for liabilities associated with active employees who serve in a role that is primarily or exclusively dedicated to supporting the Spinco Business as well as former employees of Spinco and its subsidiaries (“Spinco Employees”), and the Company and its subsidiaries (other than Spinco and its subsidiaries) generally will retain liabilities incurred under any and all benefit plans sponsored, maintained or contributed by the Company or its subsidiaries immediately prior to the Distribution with respect to (i) active and former employees of the Company and its subsidiaries other than Spinco Employees, and (ii) a small number of employees of the Company who will be transferred to Spinco (but solely with respect to the time period prior to the Distribution).

Pursuant to the Employee Matters Agreement, Company equity awards granted to Spinco Employees pursuant to the Company’s 2013 Stock Incentive Plan, as amended from time to time, that are scheduled to vest after the closing of the Merger will be assumed by Spinco and converted into awards relating to Spinco Common Stock, with any performance-based awards vesting with respect to the period prior to the closing of the Merger based on actual performance through the closing of the Merger, subject to time-vesting requirements.

The foregoing description of the Employee Matters Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Employee Matters Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Debt Financing

Pursuant to the Merger Agreement, Spinco will use its reasonable best efforts to arrange and consummate a debt financing in an aggregate principal amount of at least $900,000,000 and no more than $1,200,000,000 (provided that such amount may be increased by the amount of the Additional Special Dividend) to fund the Special Dividend and, if applicable, the Additional Special Dividend, to effectuate the Intercompany Debt Repayment and to consummate the transactions contemplated by the Merger Agreement (the “Spinco Financing”), on mutually acceptable terms. The Company and DVM will use their respective reasonable best efforts to assist Spinco in arranging such financing.

Put Rights Amendment

In connection with the Transactions, the Company entered into an amendment to the Put Rights Agreement (the “Put Rights Amendment”), dated as of April 20, 2018, together with Darby Group Companies, Inc. (“Darby”), successor by merger to Burns Veterinary Supply, Inc., Butler Animal Health Holding Company, LLC (“BAHHC”) and the other individuals who are signatories thereto (such other individuals, collectively with Darby, the “Darby Sellers”), which amended the Put Rights Agreement, dated December 31, 2009, as amended, by and among the Company, Darby and BAHHC. Pursuant to the Put Rights Amendment, the Darby Sellers have agreed to sell to the Company all of the BAHHC equity interests owned by Darby and the BAHHC equity interests owned indirectly by the other Darby Sellers for an aggregate purchase price of $365,000,000. The Put Rights Amendment provides that the closing of the transactions contemplated by the Put Rights Amendment will occur no later than 90 days after the date that the Company entered into the Merger Agreement and the Distribution Agreement.

The foregoing description of the Put Rights Amendment, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Put Rights Amendment, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Contribution and Distribution Agreement, dated as of April 20, 2018, by and among the Company, Spinco, DVM and the DVM Stockholder Representative.*

2.2	Agreement and Plan of Merger, dated as of April 20, 2018, by and among the Company, Spinco, Merger Sub, DVM and the DVM Stockholder Representative.*

10.1	Employee Matters Agreement, dated as of April 20, 2018, by and among the Company, Spinco and DVM.

10.2	Put Rights Amendment, dated as of April 20, 2018 by and among the Company, BAHHC and the Darby Sellers.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to anticipated synergies and the expected timetable for completing the proposed transaction — are forward-looking statements. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. Therefore, you should not rely on any of these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; the ability to obtain requisite approvals; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed Annual Report on Form 10-K. The Company undertakes no duty and has no obligation to update any forward-looking statements contained herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Spinco plans to file relevant materials with the SEC, including a registration statement on Form S-1/S-4 containing a prospectus. Investors and security holders are urged to carefully read the registration statement/prospectus (including any amendments or supplements thereto and any documents incorporated by reference therein) and any other relevant documents filed with the SEC when they become available, because they will contain important information about the parties and the proposed transaction. The registration statement/prospectus and other relevant documents that are filed with the SEC can be obtained free of charge (when available) from the SEC’s web site at www.sec.gov. These documents can (when available) also be obtained free of charge from the Company upon written request to the Company at 135 Duryea Road, Melville, New York.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: April 23, 2018	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel